                                                                   EXHIBIT 10.38













                              CERIDIAN CORPORATION

                     2001 SAVINGS-RELATED SHARE OPTION PLAN

                      INLAND REVENUE REFERENCE: SRS 2589/IA

                   ADOPTED BY THE COMPANY ON 14 FEBRUARY 2001

                  APPROVED BY THE INLAND REVENUE ON 14 MAY 2001















                                      KPMG
                                      1 PUDDLE DOCK
                                      LONDON
                                      EC4V 3PD
                                      REF: CERIDIAN/SS/REPORTS/NEW PLAN.DOC

                        RULES OF THE CERIDIAN CORPORATION
                     2001 SAVINGS-RELATED SHARE OPTION PLAN

                                      INDEX

                                                                             PAGE
                                                                             ----
 1   Definitions ........................................................      2
 2   Invitation to apply for Options ....................................     10
 3   Scaling Down .......................................................     12
 4   Grant of Options ...................................................     13
 5   Limitations on Grant ...............................................     13
 6   Exercise of Options ................................................     13
 7   Take-overs, Reconstructions and Liquidations .......................     15
 8   Variation of Share Capital .........................................     17
 9   Manner of Exercise of Options ......................................     18
10   Administration and Amendment .......................................     19
11   Compliance with Laws and Regulations ...............................     20
12   Cessation of Employment ............................................     21

                        RULES OF THE CERIDIAN CORPORATION
                     2001 SAVINGS-RELATED SHARE OPTION PLAN


1        DEFINITIONS

1.1 In these Rules the following words and expressions shall have, where the context so admits, the following meanings:

         "Accounting Period"               -          an accounting reference period of the Company;

         "Act"                             -          the Income and Corporation Taxes Act 1988;

         "Acquiring Company"               -          where the conditions of paragraph 15 of
                                                      Schedule 9 are met, either such company as
                                                      shall be at any time the "Acquiring Company" as
                                                      defined in that paragraph, or some other
                                                      company falling within sub-paragraph (b) or
                                                      sub-paragraph (c) of paragraph 10 of Schedule 9
                                                      in relation to the Acquiring Company over whose
                                                      shares an Option has been granted;

         "Administrator"                              an Administrator appointed by the Committee

         "Adoption Date"                   -          the date on which the Plan is adopted by resolution of
                                                      the Board;

         "Application"                     -          an application for an Option in the form as
                                                      approved by the Committee from time to time;

         "Approval Date"                   -          the date upon which the Board of Inland Revenue approves
                                                      the Plan;

         "Associated Company"              -          has the same meaning as in section 416 of the
                                                      Act;

         "Auditors"                        -          the auditors for the time being of the Company
                                                      (acting as experts and not as arbitrators);

         "Board"                           -          the Board of directors of the Company or a
                                                      committee of the Board;

         "Bonus Date"                      -          where repayments under the relevant Savings
                                                      Contract are taken as including the Maximum
                                                      Bonus, the earliest date on which the Maximum
                                                      Bonus is payable and in any other case the
                                                      earliest date on which a bonus is payable under
                                                      the relevant Savings Contract;

         "Committee"                       -          a duly constituted committee of the Board  or
                                                      such other nominated Group Employees delegated
                                                      with the authority to consider the remuneration
                                                      of Group Employees;

         "Company"                         -          Ceridian Corporation incorporated under the laws of
                                                      Delaware in the United States of America  under
                                                      Certificate of Incorporation dated 11 August
                                                      2000 and subsequently amended or save for Rules
                                                      2, 3, 4, 5 and 10.2 the Acquiring Company;

         "Control"                         -          has the same meaning as in section 840 of the Act;

         "Date of Grant"                   -          the date on which an Option is, was or is to be
                                                      granted to an Eligible Employee under the Plan,
                                                      pursuant to Rule 4.1, or on which an Option is
                                                      or was treated as being granted pursuant to
                                                      Rule 4.2;

         "Dealing Day"                     -          a day on which the Stock Exchange is open for
                                                               the transaction of business;

         "Eligible Employee"               -          any Group Employee who:

                                                      (a)      (i)      in the case of a director,
                                                                        normally devotes 25 hours or
                                                                        more per week to his duties
                                                                        (exclusive of meal breaks);
                                                                        and

                                                               (ii)     is chargeable to tax in
                                                                        respect of his employment
                                                                        under Case I of Schedule E;
                                                                         and

                                                               (iii)    is employed by any Group
                                                                        Company on the date on which
                                                                        the Grantor grants an Option
                                                                        pursuant to Rule 4.1 below or
                                                                        has been continuously
                                                                        employed with any Group
                                                                        Company for a longer period
                                                                        at such date (such longer
                                                                        period not to exceed 5 years
                                                                        as at such date) as the
                                                                        Committee may stipulate for
                                                                        all Options granted on any
                                                                        one occasion;

                                                      unless, at its discretion, the Committee has
                                                      specifically resolved that for all Options
                                                      granted on any one occasion all or any of the
                                                      above conditions shall be waived; and

                                           (b)        has been nominated by the Committee either
                                                      individually or as a member of a category of

                                                      directors or employees for participation in the
                                                      Plan; and

                                                               (c) is not prohibited from participating
                                                      by the provisions of Paragraph 8 of Schedule 9;

         "Exercise Price"                  -          the price at which an Eligible Employee may
                                                      acquire a Share on the exercise of an Option
                                                      being, subject to Rule 7.2 and Rule 8, not less
                                                      than the greater of:

                                                      (a) the nominal value of a Share; and

                                                      (b) 85 per cent or such higher percentage as
                                                      is for the time being permitted by statute or
                                                      other statutory provision of the Market Value
                                                      of a Share on the day the Invitation was issued
                                                      pursuant to Rule 2 if the Exercise Price is
                                                      specified in the Invitation or, if the Exercise
                                                      Price is notified to the Eligible Employees after
                                                      the Invitations are issued but before the Options
                                                      are granted, on the day the Eligible Employees are
                                                      so notified provided always that the Exercise Price
                                                      may, in respect of Invitations made on a particular
                                                      occasion or occasions, in the Committee's discretion
                                                      be set at a percentage of Market Value which is
                                                      higher than 85% provided that the higher percentage
                                                      applies to all Invitations made on that occasion;

         "Grantor"                         -          the Company;

         "Group"                           -          the Company and any other company which is a Subsidiary
                                                      of the Company and which is for the time being
                                                      nominated by the Board to be a

                                                      participating company under the Plan and the
                                                      phrase "Group Company" shall be construed
                                                      accordingly;

         "Group Employee"                  -          an employee of any Group Company;

         "Injury or Disability"            -          the cessation of employment by reason of injury
                                                      or disability provided the Committee are
                                                      satisfied, on production of such evidence as it
                                                      may reasonably require:

                                                      (i)      that the individual has ceased to
                                                               exercise and, by reason of injury or
                                                               disability, is incapable of exercising
                                                               that employment; and

                                                      (ii)     that the individual is likely to remain
                                                               so incapable for the foreseeable future;

         "Invitation"                      -          a letter of invitation to participate in the
                                                      Plan in a form approved by the Committee and
                                                      capable of amendment  by the Committee from
                                                      time to time if Inland Revenue approval is
                                                      obtained for any such amendment;

         "Market Value"                    -          an amount equal to the closing market price per
                                                      Share as reported on the New York Stock
                                                      Exchange Composite Tape on that date (or if no
                                                      shares were traded or quoted on such date the
                                                      next preceding date on which there was such a
                                                      trade or quote) as converted to pounds sterling
                                                      by reference to the Financial Times spot
                                                      exchange rate for the date the Invitation is
                                                      issued or, if later, the date the Eligible
                                                      Employees are notified of the Exercise Price;

         "Maximum Bonus"                   -          the bonus payable to the Option Holder at the
                                                      maturity of a Savings Contract which matures
                                                      after seven years;

         "New Option"                      -          an option over shares in the Acquiring Company
                                                      meeting the requirements of sub-paragraphs
                                                      15(3)(a) to (d) of Schedule 9, granted in
                                                      consideration for the release of a Subsisting
                                                      Option within the "appropriate period" (as
                                                      defined by paragraph 15(2) of Schedule 9);

         "Nominated Savings Authority"     -          the savings authority or the savings
                                                      authorities (as the case may be) nominated by
                                                      the Company for the purposes of the Plan;

         "Option"                          -          a right to acquire Shares granted or to be granted
                                                      pursuant to Rules 4.1 or 4.2;

         "Option Certificate"              -          an option certificate appropriate to the
                                                      Grantor in a form approved by the Committee
                                                      from time to time;

         "Option Holder"                   -          a person who has been granted an Option or
                                                      (where the context admits) his legal personal
                                                      representative(s);

         "Option to Subscribe"             -          an Option to subscribe for Shares granted by
                                                      the Company;

         "Other Plan"                      -          any plan (other than this Plan) being any
                                                      savings-related share option plan approved
                                                      under Schedule 9;

         "Plan"                            -          this Ceridian Corporation 2001 Savings-Related
                                                      Share Option Plan constituted and governed by
                                                      the Rules;

         "Redundancy"                      -          the cessation of employment by reason of
                                                      redundancy within the meaning of the Employment
                                                      Rights Act 1996;

         "Retirement"                      -          the cessation of employment by reason of
                                                      retirement either at the Specified Age or any
                                                      other age at which the individual is bound to
                                                      retire in accordance with the terms of his
                                                      contract of employment;

         "Rules"                           -          the rules of the Plan as the same may be
                                                      amended from time to time;

         "Savings Contract"                -          a 3 or 5 year contract under a certified
                                                      contractual savings scheme (within the meaning
                                                      of section 326 of the Act) entered into by an
                                                      Eligible Employee with a Nominated Savings
                                                      Authority and which has been approved by the
                                                      Board of Inland Revenue for the purposes of
                                                      Schedule 9;

         "Schedule 9"                      -          Schedule 9 to the Act;

         "Share"                           -          the common stock of the Company, par value
                                                      $0.01 per share which is within the meaning of
                                                      ordinary share capital in section 832(1) of the
                                                      Act;

         "Specified Age"                   -          age 60;



         "Standard 3 Year Bonus"           -          the bonus payable to the Option Holder under a Savings
                                                      Contract which matures after three years;

         "Standard 5 Year Bonus"           -          the bonus payable to the Option Holder under a Savings
                                                      Contract which matures after five years;

         "Stock Exchange"                  -          The New York Stock Exchange;

         "Subsidiary"                      -          a company which is under the Control of the
                                                      Company and which is a subsidiary of the
                                                      Company within the meaning of section 736 of
                                                      the Companies Act 1985;

         "Subsisting Option"               -          an Option which has been granted and which has
                                                      not lapsed, been surrendered, renounced or been
                                                      exercised in full;

1.2      In these Rules, except insofar as the context otherwise requires:

(i)      words denoting the singular shall include the plural and vice versa;

(ii) words importing a gender shall include every gender and references to a person shall include bodies corporate and unincorporated and vice versa;

(iii) reference to any enactment shall be construed as a reference to that enactment as from time to time amended, modified, extended or re-enacted and shall include any orders, regulations, instruments or other sub-ordinate legislation made under the relevant enactment;

(iv) words have the same meanings as in Schedule 9 unless the context otherwise requires; and

(v) headings and captions are provided for reference only and shall not be considered as part of the Plan.

2.       INVITATION TO APPLY FOR OPTIONS

2.1 At any time after the Approval Date but not later than the tenth anniversary of the Adoption Date, the Committee may at any time invite every Eligible Employee by issuing an Invitation to apply for the grant of an Option providing that at the intended Date of Grant the Shares satisfy the conditions of paragraphs 10 to 14 inclusive of Schedule 9.

2.2      Each Invitation shall specify:

         (i) the date, being not less than 14 days after the issue of the Invitation, by which an application must be made;

         (ii) whether or not the Eligible Employee may take out a 3 or 5 year Savings Contract;

         (iii) the Exercise Price or the method by which the Exercise Price will be notified to Eligible Employees prior to the proposed Date of Grant and for the avoidance of any doubt any such notification shall be made not less than 5 days before the date on which an application must be made;

         (iv) whether or not for the purpose of determining the number of Shares over which an Option is to be granted, the repayment under the Savings Contract is to be taken:

                  (a)      as including the Maximum Bonus;

                  (b) as including only the Standard 5 Year Bonus or the Standard 3 Year Bonus;

                  (c)      as not including a bonus.

         (v) the maximum permitted aggregate monthly savings contribution being the lesser of the maximum amount specified in Paragraph 24 of Schedule 9 and such other maximum as may be determined by the Committee, and be permitted by the Board of the Inland Revenue pursuant to Schedule 9 and by the Nominated Savings Authority;

         and the Committee may determine and include in the Invitations details of the maximum number of Shares over which Options may be granted on that occasion and a statement that in the event of excess Applications, each Application may be scaled down in accordance with the Rules.

2.3 Each Invitation shall be accompanied by an Application which shall provide for the applicant to state:

         (i) the monthly savings contribution being a multiple of L.1 and not less than L.5 which he wishes to make under the related Savings Contract;

         (ii)     whether or not he wishes to take out a 3 or 5 year Savings
                  Contract;

         (iii) that his proposed monthly savings contribution, when added to any monthly savings contributions then being made under any other Savings Contract linked to an Option granted under the Plan or any Other Plan will not exceed the maximum permitted aggregate monthly savings contribution specified in the Invitation;

         (iv) his election as to whether for the purpose of determining the number of Shares over which an Option is to be granted, the repayment under the Savings Contract is to be taken as including the Maximum Bonus, the Standard 5 Year Bonus, or the Standard 3 Year Bonus or as not including a bonus;

         and shall authorise the Administrator to enter on the Savings Contract such monthly savings contributions, not exceeding the maximum stated on the Application, as shall be determined pursuant to Rule 3 below.

2.4 Each Application shall be deemed to be for an Option over the largest whole number of Shares which can be bought at the Exercise Price with the expected repayment under the related Savings Contract at the Bonus Date.

3.       SCALING DOWN

3.1 If the Administrator receives valid Applications over an aggregate number of Shares which exceeds the amount stated pursuant to Rule 2.2 or any limitation determined pursuant to Rule 5 below in respect of Invitations issued on any day, then the following steps shall be carried out successively to the extent necessary to eliminate the excess:

         (i) each election for a Maximum Bonus to be included in the repayment under the Savings Contract shall be deemed to be an election for the Standard 5 Year Bonus to be included;

         (ii) each election for a Standard 5 Year Bonus or a Standard 3 Year Bonus to be included in the repayment under the Savings Contract shall be deemed to be an election for the bonus to be excluded;

         (iii) the excess over L.5 of the monthly savings contribution chosen by each applicant shall be reduced pro rata to the extent necessary;

         (iv) applications will be selected by lot, each based on a monthly savings contribution of L.5 and the inclusion of no bonus in the repayment under the Savings Contract.

3.2 If after applying the provisions of Rule 3.1(i) to (iii) inclusive the number of Shares available is still insufficient to enable an Option based on monthly savings contributions of Pound Sterling5 to be granted to each Eligible Employee who made a valid Application the Committee may, as an alternative to selecting by lot as in (iv) above, determine in its absolute discretion that no Options shall be granted.

3.3 If the Committee so determines the provision in Rule 3.1(i) to (iv) inclusive may be modified or applied in any manner as may be agreed in advance with the Inland Revenue.

3.4 Each Application shall be deemed to have been modified or withdrawn in accordance with the application of the foregoing provisions and the Administrator shall complete or procure the completion of each Savings Contract proposal form to reflect any reduction in monthly savings contributions resulting therefrom.


4.       GRANT OF OPTION

4.1 Within 30 days of the first day Invitations are issued (or of the date on which Eligible Employees are notified of the Exercise Price where such notification is made after Invitations are issued) or within 42 days of that day when Rule 3 applies and Options cannot be granted within the 30 day period, the Grantor shall grant to each applicant who is still an Eligible Employee and is not precluded from participation in the Plan by virtue of Paragraph 8 of Schedule 9 an Option over the number of Shares for which, pursuant to Rule 2.4 and subject to Rule 3, he is deemed to have applied.

4.2 Where the circumstances noted in Rule 7.2 apply New Options may be granted within the terms of paragraph 15(1) of Schedule 9 in consideration for the release of Options previously granted under this Plan. Such New Options are deemed to be equivalent to the old Options and to have been granted within the terms of this Plan.

4.3 No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall be void ab initio. Each Option Certificate shall carry a statement to this effect. For the avoidance of doubt, this Rule 4.3 shall not prevent the Option of a deceased Option Holder being exercised by his personal representative(s) within the terms of these Rules.

4.4 As soon as possible after Options have been granted the Administrator shall issue an Option Certificate specifying the Date of Grant, the number of Shares subject to Option and the Exercise Price.

5.       LIMITATIONS ON GRANT

         Before Invitations are issued on any occasion, the Committee may determine a limit on the number of Shares which are to be available in respect of that issue of Invitations.

6.       EXERCISE OF OPTIONS

6.1 Subject to each of the succeeding sections of this Rule 6 and Rule 9 any Subsisting Option may be exercised by the Option Holder or, if deceased, by his personal representatives in whole or in part at the time of or at any time following the occurrence of the earliest of the following events:

                  (i)     the Bonus Date;

                  (ii)    the death of the Option Holder;

                  (iii) upon the Option Holder ceasing to be an employee of the Group where that cessation was by reason of Injury or Disability, Redundancy or Retirement;

                  (iv) an opportunity to exercise the Option pursuant to Rule 7;

                  (v) upon the Option Holder ceasing to be a Group Employee, where that cessation was by reason only that the Company has ceased to have Control of such company, or that the employment relates to a business or part of a business which is transferred to a person who is neither an associated company (within the meaning of section 416 of the Act) of the Company nor a company of which the Company has Control;

                  (vi) the relevant Bonus Date, where the Option Holder holds an employment in a company which is not a Group Company but which is:

                           (a)      an Associated Company of the Company; or

                           (b)      a company of which the Company has control.

6.2 No Option may be exercised by an Option Holder at any time when he is, or by the personal representatives of an individual who at the date of his death was, precluded by paragraph 8 of Schedule 9 from participating in the Plan.

6.3 An Option shall lapse and become thereafter incapable of exercise on the earliest of the following events:

                  (i) except where the Option Holder has died, the expiry of six months following the Bonus Date;

                  (ii) where the Option Holder died within six months following the Bonus Date, the first anniversary of the Bonus Date;

                  (iii) where the Option Holder has died before the Bonus Date, the first anniversary of his death;

                  (iv) unless the Option Holder has died, on the expiry of six months after the Option has become exercisable by virtue of Rule 6.1(iii) and (v);

                  (v)      save in the circumstances in Rule 6.1 (ii), (iii),
                           (iv) and (v) above, and subject to Rule 6.5, immediately following the Option Holder ceasing to be a Group Employee;

                  (vi)     the expiry of six months after
                           the Option has first become exercisable in accordance with Rule 7;

                  (vii)    the Option Holder being adjudicated bankrupt;

                  (viii) upon the Option Holder giving notice, (or under the terms of his Savings Contract being deemed to have given notice), to the Nominated Savings Authority that he intends to stop paying monthly contributions under his Savings Contract prior to the date upon which a right to exercise the Option shall arise; and

                  (ix) on the winding up other than a voluntary winding up of the Company.

6.4 If an Option Holder continues to be employed by a Group Company after the date on which he reaches the Specified Age he may exercise any Subsisting Option within six months following that date.

6.5 No person shall be treated for the purposes of this Rule 6 as ceasing to be a Group Employee until he is no longer a director or employee of the Company, any Associated Company or a company of which the Company has Control.

7.       TAKE-OVERS, RECONSTRUCTIONS AND LIQUIDATIONS

7.1      If any person obtains Control of the Company as a result of making:

         (i) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

         (ii) a general offer to acquire all the shares (other than shares which are already owned by him) in the Company which are of the same class as Shares subject to a Subsisting Option then the Committee shall notify all Option Holders as soon as is practicable of the offer in accordance with Rule 10.4. Any Subsisting Option may be exercised from the date of the receipt of that notification up to the expiry of a period ending six months from the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

7.2 If as a result of the events specified in Rule 7.1 an Acquiring Company has obtained Control of the Company, the Option Holder may, if the Acquiring Company so agrees, release any Subsisting Option he holds in consideration for the grant of a New Option.

         A New Option issued in consideration of the release of an Option shall be evidenced by an Option Certificate which shall import the relevant provisions of these Rules.

         A New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the corresponding released Option and the definition of Date of Grant shall be construed accordingly.

7.3 If the Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within 6 months of the passing of the resolution.

7.4 The periods of exercisability under Rule 6.1(iv) and the date of lapse under Rule 6.3 (vi) are those of whichever of the pre-conditions of Rules 7.1 or 7.3 are first achieved. The subsequent achievement of any other pre-conditions will not cause a period of exercisability to begin nor a date of lapse to arise.

7.5 For the purpose of this Rule 7 other than Rule 7.2 a person shall be deemed to have obtained Control of a Company if he and others acting in concert with him have together obtained Control of it.

7.6 The exercise of an Option pursuant to the preceding provisions of this Rule 7 shall be subject to the provisions of Rule 9.

7.7 A New Option shall not be exercisable by virtue of the event pursuant to which it was granted.

8.       VARIATION OF SHARE CAPITAL

8.1 In the event of any variation of the share capital of the Company, including, but without prejudice to the generality of the preceding words, any capitalisation or rights issue or any consolidation, sub-division or reduction of capital by the Company, the number and nominal amount of Shares subject to any Option and the Exercise Price may be adjusted (including retrospective adjustments) by the Committee in such manner as is fair and reasonable provided that:

         (i) the aggregate amount payable on the exercise of an Option in full is neither materially changed nor increased beyond the expected repayment under the Savings Contract at the Bonus Date;

         (ii) the Exercise Price for a Share subject to an Option to Subscribe is not reduced below its nominal value unless (and to the extent that) the Company is authorised to capitalise from its undistributed profits or reserves upon the exercise of such Option an amount equal to the difference between the aggregate Exercise Price and the aggregate nominal value of the Shares to be issued upon such exercise and to apply such sum in paying up the difference;

         (iii) at any time when the Plan remains approved by the Inland Revenue no adjustment shall take effect without the prior approval of the Board of Inland Revenue; and

         (iv) at any time when the Plan remains approved by the Inland Revenue following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

                  Such variation shall be deemed to be effective, once Inland Revenue approval has been given, from the record date at which the respective variation applied to other shares of the same class as the Shares. Any Options exercised within that period shall be treated as exercised with the benefit of the variation confirmed by the Auditors.

8.2 If an adjustment is made pursuant to Rule 8.1 above with the intention that the Plan shall cease to be approved by the Inland Revenue, the Company shall immediately notify the Inland Revenue.

8.3 The Administrator shall take such steps as he considers necessary to notify Option Holders of any adjustment made under Rule 8.1 and may call in, cancel, endorse, issue or reissue any Option Certificate consequent upon such adjustment.

9.       MANNER OF EXERCISE OF OPTIONS

9.1 No Option may be exercised whilst the Plan is and is intended to remain approved by the Inland Revenue unless the Shares satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

9.2 An Option may only be exercised over the number of Shares which may be acquired with the sum obtained by way of payment under the related Savings Contract.

9.3 An Option shall be exercised by the Option Holder, or as the case may be by his personal representatives, delivering a notice in writing to the Treasurer of the Company, detailing the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment (which shall not exceed the sum obtained by way of repayment under the related Savings Contract) or authority to the Company to withdraw and apply monies from the Savings Contract to acquire the Shares over which the Option is to be exercised and the relevant Option Certificate and shall be effective on the date of its receipt by the Treasurer of the Company.

9.4 The number of Shares specified in the notice of exercise given in accordance with Rule 9.3 shall be allotted and issued to the participant or at his discretion (if such participant shall have given notice that he wishes to sell some or all of the Shares so acquired) immediately following such acquisition within 30 days of the date of exercise and the Company shall arrange for the delivery of a definitive share certificate in respect thereof or, as the case may be, the appropriate changes to the books of the Company to reflect such allotment and issue of Shares. Save for any rights determined by reference to a record date preceding the date of allotment or transfer, such Shares shall rank pari passu with the other Shares of the same class in issue at the date of allotment or transfer.

9.5 When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance.

9.6 For the purpose of Rules 9.2 and 9.3 above, any repayment under the Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls after the date on which repayment is made unless provided for in the terms of the Savings Contract.

10.      ADMINISTRATION AND AMENDMENT

10.1 The Plan shall be administered by the Committee in conjunction with the Administrator and the Committee's decision on all disputes shall be final save where the Rules require the concurrence of the Auditors.

10.2     The Board may from time to time amend these Rules provided that:

         (i) no amendment may materially affect an Option Holder as regards an Option granted prior to the amendment being made unless 75% of such Option Holders consent in writing to such amendment;

         (ii) no amendment may be made which would make the terms on which Options may be granted materially more generous or would increase the limits specified in Rule 5 without the prior approval of the Board;

         (iii) no amendment may be made to the advantage of participants without the prior approval of the Board (except for minor amendments to benefit the administration of the Plan or to take account of a change in legislation and amendments to obtain or maintain favourable tax, exchange control or regulatory treatment for participants in the Plan, the Company or for Group Companies);

         (iv) no amendment shall have effect until approved by the Board of Inland Revenue whilst the Plan is and is intended to remain approved by the Inland Revenue pursuant to Schedule 9; and

         (v) no amendment made with the intention that the Plan shall cease to be approved by the Inland Revenue shall take effect unless at the same time the Inland Revenue is notified of such amendment.

10.3 The cost of establishing and operating the Plan shall be borne by the Group Companies in such proportions as the Board shall determine.

10.4 Any notice or other communication under or in connection with the Plan may be given by the Company either personally or by post, and to the Company either personally or by post for the attention of : Corporate Treasury, Ceridian Corporation, 3311 East, Old Shakopee Road, Minneapolis, Minnesota 55425; items sent by airmail post shall be pre-paid and shall be deemed to have been received 7 days after posting and items sent by pre-paid Federal Express or similar shall be deemed to have been received 5 days after posting.

10.5 The Company shall at all times keep available sufficient authorised and unissued Shares to satisfy the exercise to the full extent of all Subsisting Options, taking account of any other obligations of the Company to issue unissued shares of the same class as Shares.

11.      COMPLIANCE WITH LAWS AND REGULATIONS

11.1 The exercise of any Subsisting Option and the issuance or transfer of Shares pursuant to Rule 9 shall be subject to compliance by the Company and by the Option Holder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Shares of the Company may be listed at the time of such exercise by the Option Holder.

11.2 Prior to exercise of an Option, the Company may request the Option Holder to execute and deliver to the Company such representations in writing in order that the Company and the Option Holder comply with the applicable requirements of federal and state securities law.

12.      CESSATION OF EMPLOYMENT

         The rights and obligations of any individual under the terms of his office or employment with any Group Company shall not be affected by his participation in the Plan or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Plan as a result of such termination.